UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2019

HEMP NATURALS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-55590	47-5604166
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

16950 North Bay Road, Suite 18033 Sunny Isles Beach, Florida		33160
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, including area code: (347) 301-8431

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On February 11, 2019 (“Closing Date”), Hemp Naturals, Inc. (the “Company”) entered into a securities purchase agreement (the “Agreement”) with Auctus Fund, LLC, (the “Investor”), pursuant to which the Company will issue a Six Month, 12% Secured Convertible Promissory Note, (“Note”) secured by Company common stock with a face value of $75,000.00 which provides a conversion feature equal to a variable conversion price equal to 50% multiplied by the Market Price defined as the lowest one day closing bid price for the Company common stock during the twenty day period ending on the latest complete trading day in the OTC Markets prior to the conversion date. The proceeds will be used for general corporate purposes and working capital. The Agreement carries a pre-payment penalty if the Note is paid off 30, 60, 90, 120, 150, or 180 days following the issue date. The pre-payment penalty is based on the then outstanding principal at the time of pay off plus accrued and unpaid interest multiplied by 120%, 125%, 130%, 135%, 140%, 145% respectively. After the expiration of 180 days following the issue date, the Company shall have no right of prepayment. The Agreement includes customary representations, warranties and covenants by the Company and customary closing conditions.

On February 11, 2018, the Closing Date, the Company initially reserved 12,500,000 shares of its common stock, (“Common Stock”) for issuance upon for conversion of the Notes in accordance with the terms thereof (“Reserved Shares”). The Investor shall have the right to periodically request that the number of Reserved Shares be increased.

The foregoing descriptions of the Securities Purchase Agreement, and the Note do not purport to be complete and are qualified in their entirety by reference to the full text of the transaction documents, copies of which are filed as Exhibits 4.1 and 10.1, respectively, to this Current Report on Form 8-K.

On February 22, 2019 (“Closing Date”), Hemp Naturals, Inc. (the “Company”) entered into a securities purchase agreement (the “Agreement”) with COVENTRY ENTERPRISES, LLC., (the “Investor”), pursuant to which the Company will issue a Six Month, 10% Secured Convertible Promissory Note, (“Note”) secured by Company common stock with a face value of $50,000.00 which provides a conversion feature equal to a variable conversion price equal to 60% multiplied by the Market Price defined as the lowest one day closing bid price for the Company common stock during the twenty day period ending on the latest complete trading day in the OTC Markets prior to the conversion date. The proceeds will be used for general corporate purposes and working capital. The Agreement carries a pre-payment penalty if the Note is paid off 30, 60, 90, 120, 150, or 180 days following the issue date. The pre-payment penalty is based on the then outstanding principal at the time of pay off plus accrued and unpaid interest multiplied by 120%, 125%, 130%, 135%, 140%, 145% respectively. After the expiration of 180 days following the issue date, the Company shall have no right of prepayment. The Agreement includes customary representations, warranties and covenants by the Company and customary closing conditions.

On February 22, 2019, the Closing Date, the Company initially reserved 739,095 shares of its common stock, (“Common Stock”) for issuance upon for conversion of the Notes in accordance with the terms thereof (“Reserved Shares”). The Investor shall have the right to periodically request that the number of Reserved Shares be increased.

The foregoing descriptions of the Securities Purchase Agreement, and the Note do not purport to be complete and are qualified in their entirety by reference to the full text of the transaction documents, copies of which are filed as Exhibits 4.2 and 10.2, respectively, to this Current Report on Form 8-K.

On March 4, 2019 (“Closing Date”), Hemp Naturals, Inc. (the “Company”) entered into a securities purchase agreement (the “Agreement”) with Bellridge Capital, LP., (the “Investor”), pursuant to which the Company will issue a Six Month, 12% Secured Convertible Promissory Note, (“Note”) secured by Company common stock with a face value of $65,000.00 which provides a conversion feature equal to a variable conversion price equal to 55% multiplied by the Market Price defined as the lowest one day closing bid price for the Company common stock during the twenty day period ending on the latest complete trading day in the OTC Markets prior to the conversion date. The proceeds will be used for general corporate purposes and working capital. The Agreement carries a pre-payment penalty if the Note is paid off 30, 60, 90, 120, 150, or 180 days following the issue date. The pre-payment penalty is based on the then outstanding principal at the time of pay off plus accrued and unpaid interest multiplied by 120%, 125%, 130%, 135%, 140%, 145% respectively. After the expiration of 180 days following the issue date, the Company shall have no right of prepayment. The Agreement includes customary representations, warranties and covenants by the Company and customary closing conditions.

March 4, 2019, the Closing Date, the Company initially reserved 2,300,000 shares of its common stock, (“Common Stock”) for issuance upon for conversion of the Notes in accordance with the terms thereof (“Reserved Shares”). The Investor shall have the right to periodically request that the number of Reserved Shares be increased.

The foregoing descriptions of the Securities Purchase Agreement, and the Note do not purport to be complete and are qualified in their entirety by reference to the full text of the transaction documents, copies of which are filed as Exhibits 4.3 and 10.3, respectively, to this Current Report on Form 8-K.

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Item 2.03	Creation of a Direct Financial Obligation

The information set forth in Items 1.01 is incorporated into this Item 2.03 by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
4.1	Convertible Promissory Note - Auctus Fund, LLC
4.2	Convertible Promissory Note - COVENTRY ENTERPRISES, LLC.
4.3	Convertible Promissory Note - Bellridge Capital, LP.
10.1	Securities Purchase Agreement - Auctus Fund, LLC
10.2	Securities Purchase Agreement - COVENTRY ENTERPRISES, LLC.
10.3	Securities Purchase Agreement - Bellridge Capital, LP.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEMP NATURALS, INC.

Date: March 13, 2019	By:	/s/ Levi Jacobson
Levi Jacobson
Chief Executive Officer

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